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Exhibit 99.1




Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-KSB for the Fiscal Year ended September 30, 2002 (the "Report") by CaminoSoft Corp., each of the undersigned hereby certifies that:

     1.   The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as emended, and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Registrant.


                               /s/Walter Kornbluh
                               ------------------
                               Chief Executive Officer


                               /s/Stephen Crosson
                               ------------------
                               Chief Financial Officer

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